                                                Exhibit 24.1

                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for it and in its name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 8, 1995.



RUBBERMAID INCORPORATED


/s/ Wolfgang R. Schmitt
____________________________
Wolfgang R. Schmitt
Chairman of the Board and
Chief Executive Officer

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

        The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 8, 1995.


/s/ Wolfgang R. Schmitt
____________________________
Wolfgang R. Schmitt
Chairman of the Board and
Chief Executive Officer

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 7, 1995.


/s/ George C. Weigand
_____________________________
George C. Weigand
Senior Vice President and
Chief Financial Officer

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 6, 1995.


/s/ John L. Theler
______________________________
John L. Theler
Vice President and
Corporate Controller

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 5, 1995.


/s/ Tom H. Barrett
_____________________________
Tom H. Barrett
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 6, 1995.


/s/ Charles A. Carroll
_____________________________
Charles A. Carroll
President, Chief Operating Officer
and Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 5, 1995.


/s/ Gordon R. Sullivan
_____________________________
Gordon R. Sullivan
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 6, 1995.


/s/ Robert O. Ebert
_____________________________
Robert O. Ebert
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 5, 1995.


/s/ Stanley C. Gault
_____________________________
Stanley C. Gault
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 5, 1995.


/s/ Robert M. Gerrity
_____________________________
Robert M. Gerrity
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 8, 1995.


/s/ Karen N. Horn
_____________________________
Karen N. Horn
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 7, 1995.


/s/ William D. Marohn
_____________________________
William D. Marohn
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 5, 1995.


/s/ Steven A. Minter
_____________________________
Steven A. Minter
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 6, 1995.


/s/ Jan Nicholson
_____________________________
Jan Nicholson
Director

                           DIRECTOR AND/OR OFFICER OF
                            RUBBERMAID INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of Rubbermaid Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints, George C. Weigand, James A. Morgan, Martin J. Degnan, John W. Dean III, and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities"), of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933; to sign and file any and all applications or other documents to be filed with the Commission, and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto and to sign and file any application(s) required by the New York Stock Exchange, Inc. or any other stock exchange or trading market for listing of the Securities on such stock exchange or trading market with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of December 8, 1995.


/s/ Paul G. Schloemer
_____________________________
Paul G. Schloemer
Director